                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Amendment No. 1 to Registration Statement No. 333-113493 of Luminent Mortgage Capital, Inc. on Form S-11, of our report dated February 27, 2004, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP

San Francisco, California
March 18, 2004